Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Deborah Spak, (224) 948-2349

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS SECOND QUARTER 2016 RESULTS AND RAISES

FINANCIAL OUTLOOK FOR FULL-YEAR 2016

Strong Operational Performance Across Baxter’s Portfolio Contributed to

Growth in Second Quarter

Second Quarter GAAP Earnings Per Share Were $2.19; Adjusted Earnings

Per Share Were $0.46

DEERFIELD, Ill., July 26, 2016 — Baxter International Inc. (NYSE:BAX) today reported results for the second quarter of 2016, and increased its sales and earnings per share outlook for full-year 2016. Baxter’s second quarter worldwide sales totaled $2.6 billion, an increase of 4 percent on a reported basis and 6 percent on a constant currency basis as compared to the prior-year period.

“Our second quarter results reflect the steady progress we are making on our strategy to drive industry-leading performance through a disciplined focus on portfolio management and innovation, operational excellence and capital allocation,” said José (Joe) E. Almeida, chairman and chief executive officer.

Financial Results

During the quarter, Baxter reported income from continuing operations of $1.2 billion, or $2.19 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis. These results included an after-tax net gain of approximately $1.1 billion from the disposition of the company’s remaining shares

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BAXTER REPORTS SECOND QUARTER RESULTS — Page  2

of Baxalta Incorporated (Baxalta), which the company spun-off in July 2015. Partially offsetting these results were net after-tax special items totaling $192 million primarily related to business optimization initiatives, intangible asset amortization, asset impairment and Baxalta related spin-off costs.

On an adjusted basis, excluding special items, Baxter’s second quarter income from continuing operations totaled $256 million, or $0.46 per diluted share, exceeding the company’s previously-issued guidance of $0.38 to $0.40 per diluted share.

Baxter’s second quarter worldwide sales totaled $2.6 billion, an increase of 4 percent on a reported basis and 6 percent on a constant currency basis as compared to the prior-year period. Sales within the United States were $1.1 billion, advancing 10 percent, while international sales totaled $1.5 billion, representing a 1 percent increase on a reported basis, and an increase of 3 percent on a constant currency basis. Adjusting for the impact of foreign exchange and a generic market entrant in the United States for the company’s oncology injectable, cyclophosphamide, Baxter’s sales increased 12 percent in the U.S. and globally rose 7 percent in the second quarter.

By business, Hospital Products sales of $1.6 billion increased 6 percent on a reported basis and 7 percent on a constant currency basis. Adjusting for the impact of foreign exchange and U.S. cyclophosphamide, Hospital Products sales advanced 9 percent from the prior year period. Hospital Products performance in the quarter benefited from strong sales across the portfolio, particularly within its U.S. Fluid Systems franchise, driven by solid demand for Baxter’s next-generation SIGMA SPECTRUM infusion pump as well as favorable demand and pricing for IV solutions. Strength internationally in anesthesia products and hospital pharmacy compounding services also contributed to growth in the quarter.

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BAXTER REPORTS SECOND QUARTER RESULTS — Page  3

Baxter’s Renal sales totaled $965 million, representing a 2 percent increase on a reported basis, and a 4 percent increase on a constant currency basis. Increased demand globally for continuous renal replacement therapies along with strong sales of peritoneal dialysis products contributed to growth in the quarter. Baxter’s new AMIA Automated Peritoneal Dialysis (APD) System with the SHARESOURCE Connectivity Platform, which was launched in the U.S. in late 2015 and was recently approved by Health Canada, is contributing to growth with more than 500 patients now being treated with AMIA in the U.S. The AMIA APD and SHARESOURCE system is the first APD device cleared in the United States and Canada to include patient-centric features such as voice guidance, a touchscreen control panel and two-way telemedicine capabilities for remote patient management.

During the second quarter, Baxter also completed the disposition of its retained stake in Baxalta, which included an equity contribution of approximately $700 million to the company’s U.S. pension plan. It also included completion of an equity-for-equity share exchange which resulted in a reduction of Baxter’s outstanding share count of approximately 11 million.

“The successful disposition of the retained equity stake in Baxalta allowed us to effectively restructure our balance sheet and provides us with significant flexibility to invest in both organic and inorganic growth initiatives while also returning value to shareholders through dividends and stock repurchases,” said Jay Saccaro, Baxter’s chief financial officer.

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BAXTER REPORTS SECOND QUARTER RESULTS — Page  4

Financial Outlook

Based on the company’s strong performance in the first six months of the year, Baxter is raising its financial outlook for full-year 2016. For full-year 2016, Baxter now expects reported sales growth of 1 percent to 2 percent and on a constant currency basis, sales growth of 3 percent to 4 percent. In addition, the company now expects earnings from continuing operations, before special items, of $1.69 to $1.74 per diluted share for the full year as compared to previous guidance of $1.59 to $1.67 per diluted share.

For the third quarter, the company expects reported sales growth of 2 percent to 3 percent and on a constant currency basis, sales growth of 3 percent to 4 percent. Baxter expects earnings from continuing operations, before special items, of $0.43 to $0.45 per diluted share for the third quarter of 2016.

The earnings guidance for the third quarter and full-year 2016 excludes $0.05 and $0.22, respectively, per diluted share of intangible asset amortization expense; an estimated $0.02 and $0.08, respectively, per diluted share of Baxalta separation-related expense activities; an estimated $0.09 to $0.11 and $0.38 to $0.40, respectively, per diluted share of business optimization charges; and $7.88 per diluted share of asset impairment, debt extinguishment loss, product related reserve adjustments, and Baxalta retained stake gains for full-year 2016. These estimates are based on information reasonably available at the time of this release and future events or new information may result in different actual results. Reconciling for the inclusion of these items results in GAAP earnings of $0.25 to $0.29 per diluted share for the third quarter of 2016 and $8.87 to $8.94 per diluted share for full-year 2016.

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BAXTER REPORTS SECOND QUARTER RESULTS — Page  5

A webcast of Baxter’s second quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 26, 2016. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; biosurgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2016. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; failures with respect to compliance programs; future actions of third-parties, including payers; US healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits; fluctuations in supply and demand; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results (including targeted margin improvements) associated with the separation of the biopharmaceutical and medical products businesses; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates (including with respect to emerging market currencies); any change in law concerning the taxation of income, including

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BAXTER REPORTS SECOND QUARTER RESULTS — Page  6

income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

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BAXTER — PAGE  7

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended June 30, 2016 and 2015

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended June 30,
	2016		2015		Change

NET SALES	$ 2,585		$ 2,475		4%

COST OF SALES	1,613		1,454		11%

GROSS MARGIN	972		1,021		(5%	)

% of Net Sales	37.6%		41.3%		(3.7 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	709		783		(9%	)
% of Net Sales	27.4%		31.6%		(4.2 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	195		151		29%
% of Net Sales	7.5%		6.1%		1.4 pts

OPERATING INCOME	68		87		(22%	)

% of Net Sales	2.6%		3.5%		(0.9 pts	)

NET INTEREST EXPENSE	11		30		(63%	)

OTHER INCOME, NET A	(1,161)		(51)		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,218		108		NM

INCOME TAX EXPENSE	6		34		(82%	)

% of Income from Continuing Operations before Income Taxes	0.5%		31.5%		(31 pts	)

INCOME FROM CONTINUING OPERATIONS	1,212		74		NM

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX B	0		258		(100%	)

NET INCOME	$ 1,212		$ 332		NM

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 2.21		$ 0.14		NM

Diluted	$ 2.19		$ 0.13		NM

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.47		(100%	)

Diluted	$ 0.00		$ 0.47		(100%	)

NET INCOME PER COMMON SHARE
Basic	$ 2.21		$ 0.61		NM

Diluted	$ 2.19		$ 0.60		NM

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	548		544
Diluted	553		549

ADJUSTED OPERATING INCOME (excluding special items)	$ 318	C	$ 174	C	83%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 320	C	$ 143	C	124%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 256	C	$ 107	C	139%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.46	C	$ 0.19	C	142%

NM — Not Meaningful

A

Other Income, net for the period ended June 30, 2016 includes $1.1 billion realized gains on the disposition of the company’s retained shares in Baxalta Incorporated (the “Retained Shares transactions”).

B	Operating results from Baxalta Incorporated (“Baxalta”) are classified as discontinued operations for all periods presented.

C	Refer to page 8 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended June 30, 2016 and 2015

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended June 30, 2016 and 2015 included special items which impacted the GAAP measures as follows:

	Three Months Ended June 30,
	2016	2015	Change

Gross Margin	$ 972	$ 1,021	(5%	)
Intangible asset amortization expense [1]	42	40
Business optimization items [2]	66	3
Intangible asset impairment [3]	51	—

Adjusted Gross Margin	$ 1,131	$ 1,064	6%

% of Net Sales	43.8%	43.0%	0.8 pts

Marketing and Administrative Expenses	$709	$783	(9%	)
Business optimization items [2]	(28)	(25)
Baxalta separation-related costs [4]	(18)	(16)

Adjusted Marketing and Administrative Expenses	$ 663	$ 742	(11%	)

% of Net Sales	25.6%	30.0%	(4.4 pts	)

Research and Development Expenses	$ 195	$ 151	29%
Business optimization items [2]	(45)	(3)

Adjusted Research and Development Expenses	$ 150	$ 148	1%

% of Net Sales	5.8%	6.0%	(0.2 pts	)

Operating Income	$ 68	$ 87	(22%	)
Impact of special items	250	87

Adjusted Operating Income	$ 318	$ 174	83%

% of Net Sales	12.3%	7.0%	5.3 pts

Other Income, Net	$ (1,161)	$ (51)	NM
Realized gains on Retained Shares transactions [5]	1,148	—
Litigation settlement [6]	—	52

Adjusted Other (Income) Expense, Net	$ (13)	$ 1	NM

Pre-Tax Income from Continuing Operations	$ 1,218	$ 108	NM
Impact of special items	(898)	35

Adjusted Pre-Tax Income from Continuing Operations	$ 320	$ 143	124%

Income Tax Expense	$ 6	$ 34	(82%	)
Impact of special items	58	2

Adjusted Income Tax Expense	$ 64	$ 36	78%

% of Adjusted Pre-Tax Income from Continuing Operations	20.0%	25.2%	(5.2 pts	)

Income from Continuing Operations	$ 1,212	$ 74	NM
Impact of special items	(956)	33

Adjusted Income from Continuing Operations	$ 256	$ 107	139%

Diluted EPS from Continuing Operations	$ 2.19	$ 0.13	NM
Impact of special items	(1.73)	0.06

Adjusted Diluted EPS from Continuing Operations	$ 0.46	$ 0.19	142%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	553	549

[1]

The company’s results in 2016 and 2015 included intangible asset amortization expense of $42 million ($32 million, or $0.06 per diluted share, on an after-tax basis) and $40 million ($31 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2016 included a charge of $139 million ($107 million, or $0.19 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $103 million related to restructuring activities, $15 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $14 million of accelerated depreciation associated with facilities to be closed, and $7 million of Gambro integration costs. The $103 million of restructuring activities include $39 million of employee termination costs, $58 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, and $6 million of other exit costs.

The company’s results in 2015 included a business optimization net charge of $31 million ($22 million, or $0.04 per diluted share, on an after-tax basis) which included a charge of $11 million primarily related to employee termination costs and $20 million related to the integration of Gambro.

[3]	The company’s results in 2016 included a $51 million ($39 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[4]

The company’s results in 2016 and 2015 included costs incurred related to the Baxalta separation totaling $18 million ($14 million, or $0.03 per diluted share, on an after-tax basis) and $16 million ($13 million, or $0.02 per diluted share, on an after-tax basis), respectively.

[5]

The company’s results in 2016 included realized gains of $1.1 billion ($1.1 billion, or $2.08 per diluted share, on an after-tax basis) related to the exchange of the company’s retained shares in Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund.

[6]

The company’s results in 2015 included income, net of expenses, of $52 million ($33 million, or $0.06 per diluted share, on an after-tax basis) related to a litigation settlement in which Baxter was the beneficiary.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Six Months Ended June 30, 2016 and 2015

(unaudited)

(in millions, except per share and percentage data)

	Six Months Ended June 30,
	2016		2015		Change

NET SALES	$ 4,960		$ 4,878		2%

COST OF SALES	3,023		2,838		7%

GROSS MARGIN	1,937		2,040		(5%	)

% of Net Sales	39.1%		41.8%		(2.7 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	1,350		1,567		(14%	)
% of Net Sales	27.2%		32.1%		(4.9 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	331		294		13%
% of Net Sales	6.7%		6.0%		0.7 pts

OPERATING INCOME	256		179		43%

% of Net Sales	5.2%		3.7%		1.5 pts

NET INTEREST EXPENSE	39		60		(35%	)

OTHER INCOME, NET A	(4,330)		(137)		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,547		256		NM

INCOME TAX (BENEFIT) EXPENSE	(52)		48		NM

% of Income from Continuing Operations before Income Taxes	(1.1%	)	18.8%		(19.9 pts	)

INCOME FROM CONTINUING OPERATIONS	4,599		208		NM

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX B	(7)		554		(101%	)

NET INCOME	$ 4,592		$ 762		NM

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 8.39		$ 0.38		NM

Diluted	$ 8.33		$ 0.38		NM

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	($ 0.01)		$ 1.02		(101%	)

Diluted	($ 0.01)		$ 1.01		(101%	)

NET INCOME PER COMMON SHARE
Basic	$ 8.38		$ 1.40		NM

Diluted	$ 8.32		$ 1.39		NM

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	548		544
Diluted	552		548

ADJUSTED OPERATING INCOME (excluding special items)	$ 567	C	$ 335	C	69%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 568	C	$ 360	C	58%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 455	C	$ 294	C	55%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.82	C	$ 0.54	C	52%

NM — Not Meaningful

A	Other Income, net for the period ended June 30, 2016 includes $4.4 billion net realized gains on the Retained Shares transactions and a $101 million net debt extinguishment loss.

B	Operating results from Baxalta are classified as discontinued operations for all periods presented.

C	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Six Months Ended June 30, 2016 and 2015

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the six months ended June 30, 2016 and 2015 included special items which impacted the GAAP measures as follows:

	Six Months Ended June 30,
	2016	2015	Change

Gross Margin	$ 1,937	$ 2,040	(5%	)
Intangible asset amortization expense [1]	82	80
Business optimization items [2]	78	(4)
Product-related items [3]	(12)	—
Intangible asset impairment [4]	51	—

Adjusted Gross Margin	$ 2,136	$ 2,116	1%

% of Net Sales	43.1%	43.4%	(0.3 pts	)

Marketing and Administrative Expenses	$ 1,350	$ 1,567	(14%	)
Business optimization items [2]	(31)	(49)
Baxalta separation-related costs [5]	(36)	(28)

Adjusted Marketing and Administrative Expenses	$ 1,283	$ 1,490	(14%	)

% of Net Sales	25.9%	30.5%	(4.6 pts	)

Research and Development Expenses	$ 331	$ 294	13%
Business optimization items [2]	(45)	(3)

Adjusted Research and Development Expenses	$ 286	$ 291	(2%	)

% of Net Sales	5.8%	6.0%	(0.2 pts	)

Operating Income	$ 256	$ 179	43%
Impact of special items	311	156

Adjusted Operating Income	$ 567	$ 335	69%

% of Net Sales	11.4%	6.9%	4.5 pts

Other Income, Net	$ (4,330)	$ (137)	NM
Net realized gains on Retained Shares transactions [6]	4,391	—
Loss on debt extinguishment [7]	(101)	—
Litigation settlement [8]	—	52

Adjusted Other Income, Net	$ (40)	$ (85)	(53%	)

Pre-Tax Income from Continuing Operations	$ 4,547	$ 256	NM
Impact of special items	(3,979)	104

Adjusted Pre-Tax Income from Continuing Operations	$ 568	$ 360	58%

Income Tax (Benefit) Expense	$ (52)	$ 48	NM
Impact of special items	165	18

Adjusted Income Tax Expense	$ 113	$ 66	71%

% of Adjusted Pre-Tax Income from Continuing Operations	19.9%	18.3%	1.6 pts

Income from Continuing Operations	$ 4,599	$ 208	NM
Impact of special items	(4,144)	86

Adjusted Income from Continuing Operations	$ 455	$ 294	55%

Diluted EPS from Continuing Operations	$ 8.33	$ 0.38	NM
Impact of special items	(7.51)	0.16

Adjusted Diluted EPS from Continuing Operations	$ 0.82	$ 0.54	52%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	552	548

[1]

The company’s results in 2016 and 2015 included intangible asset amortization expense of $82 million ($62 million, or $0.11 per diluted share, on an after-tax basis) and $80 million ($63 million, or $0.12 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2016 included a net charge of $154 million ($117 million, or $0.21 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $107 million related to restructuring activities, $19 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $14 million of accelerated depreciation associated with facilities to be closed, and $14 million of Gambro integration costs. The $107 million of restructuring activities included $43 million of employee termination costs, $58 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, and $6 million of other exit costs.

The company’s results in 2015 included a business optimization net charge of $48 million ($34 million, or $0.06 per diluted share, on an after-tax basis) which included a net charge of $10 million primarily related to employee termination costs and $38 million related to the integration of Gambro.

[3]	The company’s results in 2016 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the SIGMA SPECTRUM infusion pump reserves.

[4]	The company’s results in 2016 included a $51 million ($39 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[5]

The company’s results in 2016 and 2015 included costs incurred related to the Baxalta separation totaling $36 million ($27 million, or $0.05 per diluted share, on an after-tax basis) and $28 million ($22 million, or $0.04 per diluted share, on an after-tax basis), respectively.

[6]

The company’s results in 2016 included net realized gains of $4.4 billion ($4.4 billion, or $8.05 per diluted share, on an after-tax basis), related to the debt-for-equity exchanges of the company’s retained shares in Baxalta for certain company indebtedness, the exchange of retained shares in Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund. A tax benefit of $54 million was recognized as a result of the Retained Shares transactions.

[7]

The company’s results in 2016 included a net debt extinguishment loss totaling $101 million ($65 million, or $0.12 per diluted share, on an after-tax basis) related to the March 2016 debt-for-equity exchange for certain company indebtedness.

[8]

The company’s results in 2015 included income, net of expenses, of $52 million ($33 million, or $0.06 per diluted share, on an after-tax basis) related to a litigation settlement in which Baxter was the beneficiary.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending June 30, 2016 and 2015

(unaudited)

($ in millions)

	Q2 2016	Q2 2015	% Growth @ Actual Rates	% Growth @ Constant Rates	YTD 2016	YTD 2015	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 210	$ 193	9%	9%	$ 411	$ 379	8%		8%
International	755	756	0%	2%	1,452	1,483	(2%	)	4%
Total Renal	$ 965	$ 949	2%	4%	$1,863	$1,862	0%		5%

Hospital Products
United States	$ 873	$ 795	10%	10%	$1,664	$1,554	7%		7%
International	747	731	2%	5%	1,433	1,462	(2%	)	4%
Total Hospital Products	$1,620	$1,526	6%	7%	$3,097	$3,016	3%		6%

Baxter International Inc.
United States	$1,083	$ 988	10%	10%	$2,075	$1,933	7%		7%
International	1,502	1,487	1%	3%	2,885	2,945	(2%	)	4%
Total Baxter	$2,585	$2,475	4%	6%	$4,960	$4,878	2%		5%

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending June 30, 2016 and 2015

(unaudited)

($ in millions)

	Q2 2016	Q2 2015	% Growth@ Actual Rates		% Growth @ Constant Rates		YTD 2016	YTD 2015	% Growth @ Actual Rates		% Growth @ Constant Rates

Total Renal [1]	$ 965	$ 949	2%		4%		$1,863	$1,862	0%		5%

Hospital Products
Fluid Systems [2]	$ 586	$ 518	13%		15%		$1,110	$1,011	10%		13%
Integrated Pharmacy Solutions [3]	563	548	3%		4%		1,119	1,112	1%		4%
Surgical Care [4]	347	333	4%		5%		652	655	0%		2%
Other [5]	124	127	(2%	)	(5%	)	216	238	(9%	)	(9%	)
Total Hospital Products	$1,620	$1,526	6%		7%		$3,097	$3,016	3%		6%

Total Baxter	$2,585	$2,475	4%		6%		$4,960	$4,878	2%		5%

[1]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.

[2]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.

[3]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.

[4]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[5]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Periods Ending June 30, 2016 and 2015

(unaudited)

($ in millions)

	Q2 2016			Q2 2015			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 210	$ 755	$ 965	$ 193	$ 756	$ 949	9%		0%		2%

Hospital Products
Fluid Systems	$ 329	$ 257	$ 586	$ 247	$ 271	$ 518	33%		(5%	)	13%
Integrated Pharmacy Solutions	261	302	563	260	288	548	0%		5%		3%
Surgical Care	200	147	347	196	137	333	2%		7%		4%
Other	83	41	124	92	35	127	(10%	)	17%		(2%	)
Total Hospital Products	$ 873	$ 747	$1,620	$ 795	$ 731	$1,526	10%		2%		6%

Total Baxter	$1,083	$1,502	$2,585	$ 988	$1,487	$2,475	10%		1%		4%